                                                                    EXHIBIT 23.3

                                                        Berk Katwijk Accountants
                                                        Ambachsweg 5
                                                        P.O. Box 3083
                                                        2220 CB Karwijk
                                                        The Netherlands


9 January 2001

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation of our report dated February 14, 2000 included or incorporated by referenced in the annual report on Form 10-KSB, into the Pre-Effective Amendment No. 2 to the Company's Form SB-2 Registration Statement.


Berk Katwijk


M. Souverijn
Accountant-Administratisconsulent